Exhibit 10.15

Execution Version

FIRST AMENDMENT

FIRST AMENDMENT (this “Amendment”) dated as of April 22, 2014 to the Credit Agreement dated as of January 29, 2014  (the “Credit Agreement”) among WOODSIDE HOMES COMPANY, LLC, a Delaware limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and extension for credit to the Borrower;

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein;

WHEREAS, the Lenders are willing to agree to such amendments, in each case on the terms set forth herein;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

Section 1.  Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.  Each reference to (x) “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement and (y) “thereof”, “thereunder”, “therein” and “thereby” and each other similar reference and each reference to the Credit Agreement and each other similar reference contained in the other Loan Documents shall, in each case, as of the Amendment Effective Date (as defined below), refer to the Credit Agreement as amended hereby.

Section 2.  Amendments.

(a)         Section 1.1 of the Credit Agreement is hereby amended by deleting the defined term “Notes Transaction Costs” in its entirety and substituting in lieu thereof the following:

“Notes Transaction Costs”: the fees and expenses, in an aggregate amount not to exceed $13,500,000, incurred by the Borrower in connection with (a) the issuance of the Existing Notes, (b) the issuance of the 9.75% Secured Notes due 2017 of PH Holding LLC (the “2017 Notes”) under the Indenture, dated as of September 25, 2012, among PH Holding LLC, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee and collateral agent, and (c) the early termination of the 2017 Notes.

(b)         Section 6.1(g) of the Credit Agreement is hereby amended by deleting the phrase “commencing with the quarter ending June 30, 2013” and substituting in lieu thereof the phrase “commencing with the quarter ending March 31, 2014”.

(c)          Section 7.1(c)(i) of the Credit Agreement is hereby amended by deleting the dollar amount “$182,888,000” and substituting in lieu thereof the dollar amount “$182,887,039”.

(d)         Section 7.1(c)(ii)(A) of the Credit Agreement is hereby amended by deleting the date “December 31, 2013” therein and substituting in lieu thereof the date “September 30, 2013”.

Section 3.  Representations of Borrower.  The Borrower represents and warrants that (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects (except any representation and warranty which is qualified by materiality, which is correct and accurate in all respects) on and as of the Amendment Effective Date as if made on and as of such date; provided if any such representation and warranty is expressly made only as of a prior date, such representation and warranty is true as of such prior date and(b) no Default or Event of Default has occurred and is continuing on or after giving effect to the Amendment Effective Date.

Section 4.  Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5.  Effectiveness.  This Amendment shall become effective on the date (the “Amendment Effective Date”) when the following conditions shall be satisfied:

(a) the Administrative Agent shall have this amendment duly executed by the Borrower and the Required Lenders;

(b) the Administrative Agent shall have received all fees required to be paid on or prior to the Amendment Effective Date, and all expenses for which invoices have been presented.

Section 6.  Reference To and Effect Upon the Credit Agreement.

(a)         Except as expressly amended hereby, the provisions of the Credit Agreement, as amended, are and shall remain in full force and effect.

(b)         This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and all the other Loan Documents.

Section 7.  Governing Law.  This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WOODSIDE HOMES COMPANY, LLC, as Borrower

By:	/s/ Rick Robideau
	Name:	Rick Robideau

	Title:	Chief Financial Officer

[Signature page to First Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Chiara Carter
	Name:	Chiara Carter

	Title:	Vice President

[Signature page to First Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as a Lender

By:	/s/ Bill O’Daly
	Name:	Bill O’ Daly

	Title:	Authorized Signatory

By:	/s/ Sally Reyes
	Name:	Sally Reyes

	Title:	Authorized Signatory

[Signature page to First Amendment]